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                                                                  EXHIBIT - 10.1



                              AMENDMENT NO. ONE TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                    -----------------------------------------

                  This Amendment No. One to Amended and Restated Employment Agreement ("Amendment"), by and between Mossimo Giannulli ("Executive"), and Mossimo, Inc., a Delaware Corporation (the "Company"), is effective as of July 30, 2002 (the "Effective Date"), and amends that certain Amended and Restated Employment Agreement ("Agreement") dated as of February 1, 2002, by and between Executive and the Company.

                  WHEREAS, the Company and Executive entered into the Agreement, and now desire to amend the Agreement as set forth herein;

                  WHEREAS, the parties desire to amend the Agreement only as expressly provided herein. All other provisions of the Agreement shall remain unchanged and in full force and effect; and

                  WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved this Amendment in its entirety.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, it is agreed that the Agreement is hereby amended as follows:

         A. AMENDMENT. The Agreement is hereby amended as follows:

                   SECTION 4 OF THE AGREEMENT ENTITLED "LOANS" SHALL BE DELETED IN ITS ENTIRETY, AND SHALL NOT BE REPLACED.

         B. NO EFFECT ON PRIOR LOANS. This Amendment shall have no effect on any loans made by the Company to Executive prior to the Effective Date which remain outstanding as of the date of this Amendment (each, an "Existing Loan"); provided, however, that the terms of any Existing Loan shall not be materially modified or renewed.

         C. CONSISTENT CHANGES. The Agreement is hereby amended wherever necessary to reflect the changes described above.

         D. CONTINUING VALIDITY. Except as expressly amended pursuant to this Amendment, the terms of the Agreement and all other related documents shall remain unchanged in and in full force and effect.

         E. MISCELLANEOUS.

                  1. AMENDMENT. This Amendment may be amended only as approved by written instrument signed on behalf of each party.


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                  2. GOVERNING LAW. This Amendment and the legal relations thus created between the parties hereto shall be governed by and construed under and in accordance with the internal law of the State of California.

                  3. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  4. SEVERABILITY. In the event that a court of competent jurisdiction determines that any portion of this Amendment is in violation of any statute or public policy, only the portions of this Amendment that violates such statute or public policy shall be stricken. All portions of this Amendment that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Amendment shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Amendment.

                  3. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, and the Executive has hereunto signed this Amendment, as of the 23rd day of September 2002.

                                        Company:

                                        MOSSIMO, INC.

                                        By: /s/ Gia Castrogiovanni
                                            ------------------------------------
                                            Gia Castrogiovanni
                                            Secretary


                                        Executive:

                                        /s/ Mossimo Giannulli
                                        ----------------------------------------
                                        Mossimo Giannulli



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